UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2022

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units, $0 par	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

Effective on January 5, 2022, Mr. Gary W. Tankard was appointed to serve as Chief Accounting Officer of Steel Partners Holdings L.P. (the “Company”). Mr. Tankard, age 47, has served as Controller of the Company since September 2020 and as Controller of the Company’s affiliate, Steel Connect, Inc., since January 2020. Prior to joining the Company, Mr. Tankard most recently served as Assistant Controller at L3 Technologies, Inc., an aerospace and defense company, from August 2016 to December 2019. Mr. Tankard also previously held technical accounting and controller roles with The Madison Square Garden Company and has ten years of accounting and audit experience with Deloitte & Touche LLP. He holds a Bachelor of Science in Accounting from the University of Delaware.

There are no transactions in which Mr. Tankard has an interest requiring disclosure under Item 404(a) of Regulation S-K, and he has no reportable family relationships under Item 401(d) of Regulation S-K or any arrangement or understanding with any person with respect to his appointment as an officer.

Chief Accounting Officer Compensation

In connection with Mr. Tankard’s appointment, his annual base salary will be increased to $315,000. Mr. Tankard is employed by Steel Services, Ltd. (“Steel Services”), a wholly-owned subsidiary of the Company, which provides certain management services to the Company and certain of its subsidiaries. Mr. Tankard will be entitled to participate in the Steel Services short-term and long-term incentive plans, with an annual short-term incentive target award equal to 52.5% of Mr. Tankard’s annual base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2022	Steel Partners Holdings L.P.

	By:	/s/ Jason Wong
Name: Jason Wong
Title: Chief Financial Officer